Exhibit 99.2

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                              AS ENACTED UNDER
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                ---------------------------------------------

In connection with the Quarterly Report of IGI, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Domenic N. Golato, Senior Vice President and Chief Financial Officer of the Company, state and certify under oath, pursuant to 18 U.S.C. [SECTION] 1350, as enacted under [SECTION] 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company as of June 30, 2002 (the end of the period covered by the Report).


                                       /s/ Domenic N. Golato
                                       -----------------------------
                                       Domenic N. Golato
                                       Senior Vice President & Chief
                                       Financial Officer


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